Exhibit 99.1

Forward-looking Statements

When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,”
“estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the
Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The
Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

•
Ticker Symbol: FPFC
•
Average Daily Trading Volume:  90,016 (October 2008)
•
Primary Regulator:  Office of Thrift Supervision
•
Institutional & Insider Ownership:  37.7% & 8.1% respectively
First Place Advantage Total
Assets $3.3 Billion $1.0 Billion $4.3 Billion
Retail Locations 46 23 69
Loan Offices 18 0 18
States:  Ohio, Michigan, Pennsylvania, Indiana,
West Virginia, Kentucky
First Place Corporate Profile

Corporate Description

•
Niche player in multi-market footprint
•
Evolving balance sheet toward commercial profile
•
Diversified products and services delivered through a
super community bank model
•
Superior expense management culture
•
Experienced M & A player
•
Complimentary and consistent Mortgage Banking unit
•
All delivered through highly incentivized sales and
service

Multi-State Footprint 5

Timeline Significant Milestones

Completion
of Stock
Conversion
and Initial
Public
Offering of
Stock
12/31/98
Ravenna
Savings
Bank
Acquisition
5/12/00
FFY
Financial
Corp.
Acquisition
Loan
Sales for
Fiscal
2001
Reach
$154
Million
Franklin
Bancorp.
Acquisition
Loan Sales
for Fiscal
2004
Reach
$905
Million
Northern
Savings &
Loan
Acquisition
Total
Assets
Reach $3.1
Billion
Citizens
Republic
Branch
Purchase
($200 Million
Deposits)
HBLS Bank
Acquisition
FPFC
Recognizes
$10.2 Million in
Loan,
Investment and
REO Write-
Downs and
Records First
Quarterly Loss
since 2000
5/28/04
12/22/00
6/27/06
4/27/07
12/31/07
6/30/01
6/30/04
6/30/06
10/31/07
3/31/07
Commercial
Loans
Reach $1.0
Billion
5/7/08
6/30/08
OC Financial
Acquisition
Camco
Definitive
Agreement

Camco Financial Corporation
•
Headquartered in Cambridge, Ohio
•
Assets of $1.0 billion
•
23 branches in Ohio, Kentucky and West Virginia
•
Greater Cincinnati – 9 offices
•
Greater Columbus – 5 offices
•
5 acquisitions and 1 divestiture since 1996
•
Business lines – commercial banking, mortgage banking and
Camco Title Agency

•
I-77-Corridor-(New-Philadelphia/Cambridge/Marietta)-–-9-offices

Statewide Strategic Expansion
•
Creates statewide competitor
•
Accelerates growth initiatives in Columbus, Cincinnati and Dayton
•
Geographically diversifies balance sheet
•
Complements existing Loan Production Office (“LPO”) network
•
Low pro-forma cost structure to support $1 billion asset base
•
Deal does not rely on balance sheet growth to generate high
investment returns
•
Thorough due diligence on asset quality
•
Low transaction pricing ratios
•
Low execution risk

Transaction Summary
(1) Based on FPFC stock price of $14.00 per share
December 2008 Expected Closing
Complete Due Diligence
Rick Baylor, President & CEO of CAFI, will be named Regional President of newly created Southern Ohio Region
Management
FPFC will add two CAFI directors Holding Company Board
$3.8 million (3.9% of stated deal value) Break-Up Fee
$13.58 per share Fixed Cash Price
$11.20 and $16.80 Collars
0.97 FPFC shares for each CAFI share Fixed Exchange Ratio
73.5% stock/26.5% cash, subject to election and proration Fixed Consideration Mix
$13.58 per share Implied Value Per Share
(1)
$97.2 million Transaction Value
(1)

Pro Forma Financial Impact
•
Transaction costs estimated at $15.9 million pre-tax and $11.0 million after-tax
•
Cost savings equal to 31% of CAFI cost structure
•
No retail branch closures modeled
•
Cost structure to operate $1 billion CAFI franchise estimated at less than $20 million annually
•
Cost savings phased in 75% in 2009 and 100% in 2010
•
Incremental revenue enhancement estimated at $500,000 in 2009 and $1.0 million in 2010
•
Baseline projected asset growth of 2.0% annually

11 Asset Quality

•
Net charge-offs $14.5 million
•
Total added to Reserves $16.5 million
•
Non-performing loans increased by $17 million
•
Total properties assumed in FY’08 154 units
•
22 cents per dollar lost
•
Real Estate Owned at 9/30/08 $26.6 million
•
Reserves at 9/30/08 1.19%
•
Non-performing loans / Total loans @ 9/30/08 2.39%
•
Commercial portfolio delinquency at 9/30/08 1.59%
2008

2008 Loan Portfolio

93%
4% 3%
All Other Loans
Home
Builder/Development
Invest. Properties
$100 million   (6/30/08) $67 million (6/30/08)
$  92 million  today $59 million today
$2.6 Billion
Home Builder and Development
Investor Properties

Asset Quality 14 Net Charge-offs / Average Loans Fiscal Year Ended: 6/30 0.23% 0.11% 0.12% 0.16% 0.56% 0.63% 2004 2005 2006 2007 2008 9/30/2008

Provision for Loan Losses and Net
Charge-Offs
$4,140
$14,500
$3,859
$2,947
$1,771
$2,477
2004 2005 2006 2007 2008 09/30/2008
$4,896
$3,509
$5,875
$7,391
$16,467
15
Fiscal Year Ended: 6/30
($ in thousands)
Provision for Loan Losses
Charge-Offs
$7,351

Credit Quality

102%
91%
86%
76%
71%
57%
50%
56%
50%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
NPL/Loans % Charge-off % ALLL/NPL %

15.53% 32.07% $2,629 $10,826 $8,197
1-4 Family Investment
Properties
($3,070)
$9,225
($153)
($611)
($3,127)
Dollar
Increase
(Decrease)
(16.83%)
147.21%
(20.69%)
(20.90%)
(8.96%)
Percent
Increase
(Decrease)
1.59% $15,492 $6,267
Commercial Loans (Without
Builders Lines)
16.53%
0.51%
3.90%
3.56%
Sept. 2008
Percent
Delinquent
$15,172
$587
$2,313
$31,776
Sept.
2008
$18,242
$740
$2,924
$34,903
June
2008
Multifamily Loans
Home Builder Lines/Land
Development Loans
Home Equity
Residential Mortgage Loans
(Without Investment Properties)

*Values in thousands
Selected Delinquency Trends*

29.41% $91,801 $9,515 $3,424 $2,233 $76,630 Total
$1,128
$0
$2,296
3 Pay
$637
$1,204
$7,674
NPL
$20,899
$17,370
$53,533
Total
19.10%
20.90%
36.19%
Percent
Classified
$355
$0
$1,878
2 Pay
$18,779
$16,166
$41,685
Current
Residential
Raw Land
Home Builder/
Land Development
18
Dollars in thousands
This portfolio accounted for 16.7% of total bank delinquency.
Home Builder/Land Development Loan Portfolio
June 30, 2008

A Diversified Loan Portfolio

Loan portfolio value as of 9/30/2008:  $2.631 Billion
Loan Portfolio Mix as of September 30, 2008
C&I
Home Bulider
Credit Facilities &
Land Development
Residential
Home Equity
HELOC
Consumer
Commerical Real
Estate
Multi-family Real
Estate

Core Business Components
Performing Well

Q1’09 FY 2008
692 3,999 Net Core Account Growth
Expense Management
6.2% 5.7% Deposit Growth
Margin Expansion
$1.8 million $9.3 million Gains
$263.9 million $1.3 billion Originations
Mortgage Banking

Retail Consumer Checking
Open and Closed

822
876
760
778
856
767
848
1016
998
818
812
727
669
893
615
595
770
583
675
566
580
716
667
706 705
630
0
200
400
600
800
1000
1200
Month
# of Accts
Opened Closed

Retail Business Checking
Open and Closed

139
293
190
146
150
198
203
153
322
190
185
186
156
122
113
115
104
112
131 131
135
104
93
129
120
109
0
50
100
150
200
250
300
350
Month
# of Accts
Opened Closed

Strategic Achievements in Fiscal 2008
•
Sold $1 Billion in Mortgage Servicing Rights
•
Relocated Austintown Office
•
Opened Grocery Store Branch in Sheffield, Ohio
•
Signed Definitive Agreement to acquire Advantage Bank
•
Acquired OC Financial
•
Acquired and integrated HBLS Bank
•
Expanded our mortgage banking footprint within Cincinnati and out to Battle Creek, MI
•
Established Property Management Affiliate
Most Recently
•
Relocated our Liberty, Ohio retail office
•
Consolidated two Michigan retail offices

Challenges
•
Negative housing cycle
•
Continued economic pressure on the auto industry
•
Increased Deposit Insurance
•
Deep recession projected
•
Reductions in the prime rate
•
Irrational deposit pricing
•
Going into business with the government

Today and Tomorrow

Strategic Opportunities
•
Maintain focus on NPA elimination
•
Advantage Bank
•
Enhancement of Overdraft Program
•
Cornerstone recommendations
•
Continue pursuit of mortgage bank opportunities
•
Integration of OC Financial
•
Maintain energy toward core account growth
•
Be proactive as competitive landscape shifts
•
Maintain disciplines as market opportunities emerge
•
TARP

Fiscal 2008 and Fiscal 2009 First Quarter Financial Results

Balance Sheet Growth

$2,406
$2,631
$3,316
9/30/08
15.9%
22.9%
15.5%
Compound
Annual Growth
Rate
Growth Rate
without
Acquisitions
6/30/03
3.9% $1,108 Deposits
15.6% $892 Loans
7.8% $1,559 Assets
($ in millions)

Fiscal 2008 Financial Highlights

•
Net Income down 57.9% to $10.8 Million from $25.6
Million in 2007
•
55.0% Decline in Diluted Earnings per Share to $0.67
from $1.49
•
Equity to Assets 9.55% at 6/30/08 down from 10.11% at
6/30/07
•
Remain “Well Capitalized” for Regulatory Purposes

18% 47% 18% 15% 64% 38% Commercial Consumer Real Estate Loan Portfolio Mix June 30, 2003 29 First Place Loan Portfolio Total Loans $901 million $2.649 billion June 30, 2008

Net Income History

Fiscal Year Ended: 6/30
($ in thousands except EPS)
$18,938
$23,044
$25,624
$10,790
$14,151
$1.55
$1.09
$1.30
$0.67
$1.49
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
2004 2005 2006 2007 2008
$0
$1
$1
$2
$2
Net Income Diluted EPS

Condensed Income Statement
Fiscal Year Ended: 6/30
(Dollars in thousands
except per share data)
Amount As a % of As a % of Highlighted
Avg Assets Avg Assets Differences
Interest income $189,672 5.85% $186,464 6.05%
Interest expense 102,046 3.15% 99,459 3.23%
Net interest income 87,626 2.70% 87,005 2.82%
Provision for loan losses 16,467 0.51% 7,391 0.24% -0.27%
Noninterest income
Mortgage banking gains 9,257 0.29% 7,240 0.23%
Loan servicing income 50 0.00% 1,339 0.04%
Subtotal mortgage banking 9,307 0.29% 8,579 0.28%
Service charges on deposit accounts 8,346 0.26% 6,436 0.21%
Other income 15,220 0.47% 16,843 0.55%
Subtotal 32,873 1.01% 31,858 1.03%
Fair value/ Impairment securities adjustments (8,611) -0.27% - 0.00% -0.27%
Gain on sale of securities and MSRs 2,703 0.08% 430 0.01%
Total noninterest income 26,965 0.83% 32,288 1.05%
Noninterest expense
Compensation and benefits 40,875 1.26% 35,951 1.17%
Occupancy 13,140 0.41% 11,577 0.38%
Other noninterest expense 26,466 0.82% 25,942 0.84%
Subtotal 80,481 2.48% 73,470 2.38%
Real estate owned 3,584 0.11% 726 0.02% -0.09%
Total noninterest expense 84,065 2.59% 74,196 2.41%
Income before income tax expense 14,059 0.43% 37,706 1.22%
Income tax expense 3,269 0.10% 12,082 0.39%
Net income $10,790 0.33% $25,624 0.83% -0.50%
Diluted EPS $0.67 $1.49
2008 2007

Mortgage Banking Gains

($ in millions) Fiscal Year Ended: 6/30
$997 $999
$1,005
$1,163
$905
$7.240
$9.257
$5.853
$8.481
$5.922
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004 2005 2006 2007 2008
$0
$2
$4
$6
$8
$10
$12
Sales Mortgage Banking Gains

First Quarter 2009
Financial Highlights

•
Net Loss of $6.2 Million for the Quarter
•
Incurred a $9.3 Million Decline in the Fair Value of
Securities, Which was $7.8 Million, Net of Tax
•
First Place Bank Remains Well Capitalized for
Regulatory Purposes

First Quarter Net Income
Fiscal 2009

($ in millions)
Fiscal Year Ended: 6/30
$2.91
$4.77
-$6.16
-$3.15
$6.25
$0.18
-$0.37
-$0.20
$0.38
$0.30
-$8
-$6
-$4
-$2
$0
$2
$4
$6
$8
Sep-07 Dec-07 Mar-08 Jun-08 Sep-08
$0
$0
$0
$0
$0
Net Income (Loss) Diluted EPS

Items Negatively Impacting Earning

($ in thousands)
Real OTTI and
Provision Estate Fair Value All Other
For Loan Owned Security Merger Operating Income Net
Quarter ended Losses Expense Charges Expense Income Taxes Income
9/30/2007 (1,961) (404) - - 11,538 (2,919) 6,254
12/31/2007 (5,195) (1,735) (5,900) (790) 8,242 2,231 (3,147)
3/31/2007 (4,680) (550) - - 12,349 (2,350) 4,769
6/30/2007 (4,631) (894) (2,711) (451) 11,832 (231) 2,914
Subtotal Fiscal 08 (16,467) (3,583) (8,611) (1,241) 43,961 (3,269) 10,790
9/30/2008 (7,351) (1,080) (9,320) (45) 10,442 1,195 (6,159)
Grand Total (23,818) (4,663) (17,931) (1,286) 54,403 (2,074) 4,631

Detail of OTTI and Fair Value Securities Charges
for the Five Quarters Ended September 30, 2008

$17,931 Total
183 Other Securities
4,250 Adjustable Rate Mortgage Mutual Funds
13,498 Subtotal GSEs
276 Freddie Mac Preferred Stock
$13,222 Fannie Mae Preferred Stock
($ in thousands)

FPFC Recent Trading History
Market Price as a Percent of Tangible Book Value         57.1%
October 31, 2008 Market Price                                   $6.87
6.87 9.02 3.97 12.99 October 2008
Month-End
Price
Difference
Low
Price
High
Price
September 30, 2008 Tangible Book Value                        12.04
12.85 6.44 8.56 15.00 September 2008
10.16 3.56 8.85 12.41 August 2008
$10.87 $2.93 $8.50 $11.43 July 2008

“The only thing that separates successful people from the ones who aren’t is the willingness to work very, very hard.” - Helen Gurley Brown 38

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